SOLERA 2Q FY15 SUPPLEMENTAL CHARTS

CAUTIONS REGARDING FORWARD-LOOKING STATEMENTS Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and historical results or performance that may suggest trends for our business. These forward-looking statements include statements about: motor claims volumes; growth rates; our market opportunity relating to our expansion into household risk and asset management and the property claims markets; our ability to execute our growth strategy, including our leverage, diversification, disruption strategy; our growing total addressable market; prospects for revenue and profitability growth, including our mission to achieve $2 billion in revenue and $840 million in Adjusted EBITDA by June 30, 2020 (“Mission 2020”); our fiscal year 2015 guidance; as well as historical results that may suggest trends for our business, including our revenue (including revenue mix, revenue components, growth rates and revenue by market type), Adjusted EBITDA, claims and transactions processed and our M&A track record. These forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to: our reliance on a limited number of customers for a substantial portion of our revenues; unpredictability and volatility of our operating results, which include the volatility associated with foreign currency exchange risks, our sales cycle, seasonality and other factors; risks associated with the uncertainty in and volatility of global economic conditions; risks associated with and possible negative consequences of acquisitions, joint ventures, divestitures and similar transactions, including our ability to successfully integrate acquired businesses or realize the expected benefits from acquired businesses; we may not complete any subsequent acquisitions of additional equity interests of our Service Repair Solutions joint venture (“SRS”) from Welsh, Carson, Anderson & Stowe (“Welsh Carson”); the failure to realize the expected benefits from our joint venture with Welsh Carson or our investment in or subsequent acquisition of SRS; our inability to successfully integrate SRS’s business, including SRS’s existing employees, infrastructure and service offerings, with our existing businesses at reasonable cost, or at all; our inability to pay the SRS related call price or put prices at our expected cost, or at all, and the possible reduction in our cash balance or increase in outstanding debt after payment of the SRS related call price or put prices; use of cash to service our debt and effects on our business of restrictive covenants in our debt facilities; our ability to obtain additional financing as necessary to support our operations, including the payment of the put/call purchase prices and Mission 2020; effects of competition on our software and service pricing and our business; time and expenses associated with customers switching from competitive software and services to our software and services; rapid technology changes in our industry; effects of changes in or violations by us or our customers of government regulations; negative consequences of regulatory developments and violations; country- specific risks associated with business activity in over 70 countries; costs and possible future losses or impairments relating to our acquisitions; the financial impact of future significant restructuring and severance charges; effects of system failures, fraudulent access or security breaches on our business and reputation; our reliance on third-party information for our software and services; risks associated with entering new business segments with which we have limited experience; any material adverse impact of current or future litigation on our results or business; our dependence on a limited number of key personnel; the impact of changes in our tax provision (benefit) or effective tax rate; and other risks and uncertainties that could impact our operations or financial results and cause our results to differ materially from those in the forward-looking statements described in our filings with the Securities and Exchange Commission, particularly our Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. We undertake no obligation to publicly update or revise any forward-looking statement. We provide guidance regarding our estimated financial results for future periods once a quarter. We most recently provided this guidance on February 5, 2015 and we have included this February 5, 2015 guidance in this presentation to enable you to review it along with our historical results. Its inclusion is not an update or confirmation of our fiscal year 2015 guidance.

BRINGING MISSION 2020 INTO YOUR VIEW • Underlying business trends support our outlook for organic & inorganic growth • We are now in the phase to assemble a leading software and services platform for new digital Risk & Asset Management for Auto, Property and Owner Solera’s 2Q15 results demonstrate continued penetration of the household (SMR, Re-underwriting, Titling, Salvage, Parts, Collision, Valuation, Property… ) +6.5% 1. Total Addressable Market (TAM) Source: Study conducted by leading consulting firm, commissioned by Solera and management estimates 2. Revenue per household (RpHH): Total revenue divided by number of households 3. FY14 and forward do not adjust for non-controlling minority interests +4.4% +3.8% $19B $14B $10B RpHH Q2 Advanced Markets +25.7% YoYRpHH Advanced Markets +20.3% YoY $26B TAM

ANNUAL VIEW OF CLAIM TRENDS SHOWS NEW SERVICES CONTINUE TO OUTPACE CLAIM DECLINE Motor Claims (Advanced Markets) 3.3 3.2 3.2 3.1 3.2 3.2 3.0 3.0 3.1 2.50 2.70 2.90 3.10 3.30 $22.00 $24.00 $26.00 $28.00 2QFY13 3QFY13 4QFY13 1QFY14 2QFY14 3QFY14 4QFY14 1QFY15 2QFY15 RpC Motor Claims (m) RpC ▲ 6.6% YoY 2Q R e v e n u e p e r C la im M o to r C la im s (in M illio n s) Motor Claims ▼ 3.5% YoY 2Q 70% 30% 63% 37% FY14 Motor Claims Rev Non Claim Rev Mix +3.6% YoY +3.8% YoY +4.3% YoY +4.8% YoY FY13 +3.8% Total YoY +4.4% Total YoY 85.0% 84.0% 13.0% 15.0% 2.0% 1.0% Advanced Evolving Emerging FY14 Market Type Revenue Mix FY13 YoY Growth % +2.7 +10.1 +56.7 YoY Growth % +2.2 +10.9 +36.3 All growth rates are evaluated on a constant currency, non-GAAP basis unless noted. Motor Claims RpC Trend figures shown at constant currency

IN 2Q15, ORGANIC GROWTH WAS DRIVEN BY 30% MOTOR CLAIMS, 70% NON-CLAIMS All growth rates are evaluated on a constant currency, non-GAAP basis unless noted In Advanced Markets In Advanced Markets $238.9 $282.7 2Q FY14 2Q FY15 Revenue +23.8% Q2 YoY +7.9% +420 bps YoY Organic Growth $3.06 $3.72 2QFY14 2QFY15 RpHH +25.7% Q2 YoY RpC $25.39 $25.11 2QFY14 2QFY15 +6.6% Q2 YoY 65% 35% 59% 41%2Q FY14 2Q FY15 Motor Claim Rev Non Claim Rev Mix Reg io n a l Re v e n u e 52.4% 46.5% 47.6% 53.5% EMEA Americas 2Q FY15 2Q FY14

# ASSEMBLING THE MISSION 2020 PLATFORM

Solera



$26B
6x
TAM Expansion Opens the Household
$4B
Driver
$5B
Collision & Salvage
$2B
Glass
$5B
SMR
$4B
Parts
$2B
Valuation
$4B
Property
$
DISRUPT
Disrupt the market by connecting our platforms and enabling the digital lifestyles of our customer's customer.
DIVERSIFY
Extend core competencies (data, applications and networks) across the asset lifecycle
41%
59%
LEVERAGE
Integrate data and services across platforms
4%
96%

TAM Source: Study conducted by leading consulting firm, commissioned by Solera and management estimates

Garage $18B TAM Owner $4B TAM Property $4B TAM Driven by Data, Software and Services HOUSEHOLD $26B TAM RpHH Advanced Markets $2.67 $3.17 $3.72 200 Million Transactions processed each year FROM THE CLAIM TO DIGITAL RISK AND ASSET MANAGEMENT FOR THE HOUSEHOLD 32 Million TAM Source: Study conducted by leading consulting firm, commissioned by Solera and management estimates 1B+ Car Parc 59M New Cars Produced $25.11 2QFY15 RpC Advanced Markets FY13 FY14 Q2FY15 Claims processed each year Global Auto Collision & Salvage: $5B Service, Maintenance, Repair: $5B Parts: $4B Glass: $2B Valuation: $2B

GLOSSARY OF TERMS Motor Claims (MC) Revenue: Revenue derived from vehicle collision claims Non-Claims Revenue: Total revenue less MC Revenue Revenue per Household (RpHH): Total Annualized revenue divided by number of households Revenue per Claim (RpC): MC Revenue divided by number of MCs Organic Revenue: Constant currency total revenue excluding the incremental revenue from businesses acquired since the same period from the prior year

GLOSSARY OF TERMS  Automated claims processing is widespread among industry participants  Vehicle insurance is generally government-mandated and a condition to obtaining vehicle financing  Number of cars on the road (“car parc”) growing at a lower rate relative to other market types  Advanced Markets include North America and Western Europe  Increasing adoption from manual claims processing to digitized claims processing; limited use of automated claims processing by industry participants  Higher accident frequencies than advanced markets  Growing adoption of government-mandated vehicle insurance and insurance as a condition to vehicle financing  Size of car parc increasing  Evolving Markets include Latin America and Central and Eastern Europe  Insurance companies focused on underwriting policies and establishing market share  Substantial majority of claims are manually processed; significant opportunity for industry participants to increase operational efficiency through the adoption of automated claims processing  Early stage adoption of government-mandated vehicle insurance and insurance as a condition to vehicle financing.  The highest accident frequencies among the three market types.  Size of car parc increasing at the fastest rate among the three market types.  Emerging Markets include China, India and Morocco Advanced Markets: Evolving Markets: Emerging Markets: